Revenue	12 Months Ended
Dec. 31, 2024
Revenue from contracts with customers [Abstract]
Revenue	Revenue
Disaggregated revenue
The following table summarizes the Group’s revenue from contracts with customers, disaggregated by the type of good or service and timing of transfer of control of such goods and services to customers during the years ended 31 December 2024, 2023, and 2022:

	2024	2023	2022
Product revenue (point in time revenue recognition)	273,472	48,699	24,836
License revenue (point in time revenue recognition)	75,813	7,775	—
Performance revenue (point in time revenue recognition)	42,391	4,402	424
Development and other service revenue (over time revenue recognition)	98,006	30,558	57,769
	489,682	91,434	83,029
Performance revenue is disaggregated from license revenue as the Company reached significant performance milestones during the year. Those were previously reported under license revenue for the years 2023 and 2022
Reassessment of measure of progress
Subsequent changes to the estimate of the transaction price are recorded as adjustments to revenue in the period of change. The Group updates the measure of progress estimates on a quarterly basis. The quarterly changes in estimates did not result in material adjustments to the Group’s previously reported revenue or trade receivables during the years ended 31 December 2024, 2023, and 2022.
Contract assets and liabilities
A reconciliation of the beginning and ending balances of contract assets and contract liabilities is shown in the table below:

	Contract Assets	Contract Liabilities
31 December 2022	28,656	93,932
Contract asset additions	19,634	—
Amounts transferred to trade receivables	(2,412)	—
Derecognition of contract liability	—	(42,089)
Customer prepayments	—	100,555
Revenue recognized	—	(23,101)
Foreign currency adjustment	171	3,147
31 December 2023	46,049	132,444
Contract asset additions	133,756	—
Amounts transferred to trade receivables	(88,564)	—
Derecognition of contract liability	—	(331)
Customer prepayments	—	51,255
Revenue recognized	—	(82,454)
Foreign currency adjustment	(1,227)	(4,213)
31 December 2024	90,014	96,701
The net increase in contract assets as of 31 December 2024 is due to the revenue recognized when the performance obligation has been met which is offset by transfer of amounts to trade receivables on the basis that the Group’s right to that consideration is no longer contingent on its performance. The net decrease in contract liabilities as of 31 December 2024 is due to revenue recognized when the performance obligation has been met which is offset by customer prepayments in advance of the Group’s performance. As of 31 December 2024, $22.7 million and $67.3 million are recorded as non-current contract assets and current contract assets, respectively. Non-current contract assets will materialize over the next 2 to 3 years. As of 31 December 2024, $80.7 million and $16.0 million are recorded as non-current contract liabilities and current contract liabilities, respectively. Non-current contract liabilities will be recognized as revenue over the next 2 to 5 years as either services are rendered or contractual milestones are achieved, depending on the performance obligation to which the payment relates.
Remaining performance obligations
Due to the long-term nature of the Group’s out-license contracts, the Group’s obligations pursuant to such contracts represent partially unsatisfied performance obligations at year-end. The revenues under existing out-license contracts with original expected durations of more than one year are estimated to be $265.5 million. The Group expects to recognize the majority of these revenues over the next 5 years.